UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          On March 7, 2007, following the close of trading on the New York Stock Exchange, ITC Holdings Corp. issued a press release disclosing its financial results as of and for the fourth quarter and full year ended December 31, 2006 and confirming its earnings guidance for 2007. The release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          99.1 ITC Holdings Corp. Press Release dated March 7, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
March 8, 2007

ITC HOLDINGS CORP.
By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its: Vice President, General Counsel and Secretary